UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2010
GOODRICH CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-892	34-0252680

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Coliseum Centre 2730 West Tyvola Road Charlotte, North Carolina	28217

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 423-7000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02. Results of Operations And Financial Condition.
On October 21, 2010, Goodrich Corporation (“Goodrich”) issued a press release announcing its financial results for the third quarter of 2010, updating its outlook for full year 2010 and providing its outlook for 2011. A copy of the press release is furnished as Exhibit 99.1 hereto.
Goodrich will host a conference call for investors and security analysts to discuss the financial results and outlook at 10:00 a.m. Eastern Time on October 21, 2010. By press releases dated October 4, 2010 and October 20, 2010, the public was invited to listen to the conference call by telephone or by live webcast accessed through the Investor Relations area of Goodrich’s website at www.goodrich.com. Additional written information regarding the financial results and outlook will be posted as a webcast presentation on the Investor Relations area of Goodrich’s website prior to the conference call.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	Goodrich Corporation Press Release dated October 21, 2010 titled “Goodrich Announces Solid Third Quarter Results, Updates Outlook for 2010 and Provides Full Year 2011 Outlook.”

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)
Date: October 21, 2010	By:	/s/ SCOTT E. KUECHLE
Scott E. Kuechle
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit 99.1	Goodrich Corporation Press Release dated October 21, 2010 titled “Goodrich Announces Solid Third Quarter Results, Updates Outlook for 2010 and Provides Full Year 2011 Outlook.”